                    FIRST AMENDMENT TO DEVELOPMENT AGREEMENT


This First Amendment to that certain Development Agreement, dated 23 December
                                     ---------------------
1993 (hereinafter "the Development Agreement"), by and between MEDISORB TECHNOLOGIES INTERNATIONAL L.P. ("Medisorb"), a Delaware limited partnership, doing business at 6954 Cornell Road, Cincinnati, Ohio 45242, and JANSSEN PHARMACEUTICA INTERNATIONAL, a division of Cilag International AG, ("Janssen"), a Swiss business corporation, doing business at Kollerstrasse 38, CH-6300 Zug 6, Switzerland, is agreed this 6th day of December, 1995.
                            ---        --------

WHEREAS, the Parties desire to amend certain terms of the Development Agreement respecting the timing of Janssen's right to exercise its option to license MTI technology and, further, respecting, certain milestone dates;

NOW THEREFORE, the parties agree to amend the Development Agreement as follows:

(A) Section 4(A) of the Development Agreement is hereby amended in its entirety to read as follows:

     The initial term of this Agreement shall commence upon the date first above written and continue thereafter until the earlier of (i) the completion of the Development Program at the moment of finalization of the IRF, which is
     expected during the [                          ], or (ii) [
     ], unless earlier terminated pursuant to the provisions of this Section 4 or according to the terms of Section 16 below. However, in the event that
     the IRF has not been completed by [                    ], if Janssen can
     show due diligence, this Agreement shall not terminate and will be extended for such period as Janssen requires to finalize the IRF, provided that during such extension Janssen continues to show due diligence. Due diligence, amongst other factors, shall mean the timely filing of required regulatory applications, including, without limitation, a CTX (clinical trial exemption certificate) and/or IND, and continuing to fund the Development Program in a commercially reasonable manner.

(B) Section 6(A) of the Development Agreement is hereby amended in its entirety to read as follows:

     Medisorb hereby grants to Janssen an option, exercisable at any time during the term of this Agreement and continuing for a period of thirty (30) days thereafter to enter into the License Agreements (i.e., the first a worldwide license, excluding the United States, and the second a license encompassing only the United States) attached hereto as Exhibits B & C, respectively.

All capitalized terms used in this First Amendment shall have the same meanings as defined in the Development Agreement. Other than the foregoing, all other terms of the Development Agreement remain in full force and effect.

WITNESS the signature of both parties by their duly authorized officers:

JANSSEN PHARMACEUTICA  INTERNATIONAL
  A division of Cilag International AG

By: /s/ Erik Rombouts
    ----------------------------------------
Name: Erik Rombouts
      --------------------------------------
Title: Operations Director
       -------------------------------------
Date: 12/12/95
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       THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
       TREATMENT REQUEST. REDACTED MATERIALS IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
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DEVELOPMENT AGREEMENT
AMENDMENT
JANSSEN-MEDISORB

[Second Janssen Signatory]
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By: /s/ Heinz Schmid
    -----------------------------------
Name: Heinz Schmid
      ---------------------------------
Title: General Manager
       --------------------------------
Date: 12/12/95
      ---------------------------------


MEDISORB TECHNOLOGIES INTERNATIONAL L.P.

by:  Medisorb Technologies
     International, Inc.,
     its General Partner


By: /s/ David R. Lohr
    ---------------------------------
Name:  David R. Lohr
      -------------------------------
Title: President
       ------------------------------
Date: December 6, 1995
      -------------------------------



       THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.